                                                                 Exhibit 10.2

                             SECURITY AGREEMENT

    This SECURITY AGREEMENT (the "Agreement"), dated as of September 1, 1998, made by the DOE RUN RESOURCES CORPORATION, a New York corporation, having an office at 1801 Park 270 Drive, St Louis, Missouri 63146 (the "Pledgor"), in favor of STATE STREET BANK AND TRUST COMPANY, having an office at Goodwin Square, 225 Asylum, 23rd Floor, Hartford, Connecticut 06103, Attention:
Corporate Trust Administration, as trustee and collateral agent (in such capacity and together with any successors in such capacity, the "Collateral Agent") pursuant to the Indenture (as hereinafter defined).


                              R E C I T A L S:

    A. Pledgor and Collateral Agent, as trustee, have entered into a certain indenture (as amended from time to time, the "Indenture"; capitalized terms used herein and not defined shall have the meaning assigned to them in the Indenture), dated as of the date hereof, pursuant to which Pledgor has issued 11 1/4% Senior Secured Notes due 2005, Series A and, may issue, in exchange therefore, on a dollar for dollar basis, 11 1/4% Senior Secured Notes due 2005, Series B (collectively, the "Notes") in the aggregate principal amount of $50,000,000.

    B. Pledgor is the owner of the Pledged Collateral (as hereinafter defined).

    C. Pledgor is executing and delivering this Agreement to grant to the Collateral Agent for its benefit and the benefit of the Holders (collectively, the "Secured Parties") liens of the character and priority contemplated herein on the Pledged Collateral to secure the payment and performance of Secured Obligations (as defined in Section 2).


                              A G R E E M E N T:

    NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor and Collateral Agent hereby agree as follows:

    Section 1. Pledge. As collateral security for the payment and performance when due of all the Secured Obligations, Pledgor hereby pledges, assigns, transfers and grants to Collateral Agent for its benefit and the benefit of the Secured Parties, a continuing security interest in and to all of the right, title and interest of Pledgor in, to and under the following property, whether now owned or hereafter acquired

(collectively, the "Pledged Collateral"), securing the obligations of Pledgor in respect of the Notes:

      (a) all machinery, apparatus, equipment, fittings, fixtures, improvements and articles of personal property of every kind and nature identified on Schedule A hereto, including, without limitation, manufacturing equipment, storage and handling equipment, automotive equipment, rolling stock, overhead cranes, warehouses, tools, utility systems, fire sprinkler and alarm systems, HVAC equipment, boiler, electronic monitoring, water or lighting systems, power, sanitation, waste removal, window cleaning, maintenance or other systems or equipment, all indoor or outdoor furniture, appliances or supplies used or useful in connection with the use, operation, maintenance or repair of any part of the premises located at the locations, all of the foregoing as identified on Schedule A, all modifications, alterations, repairs, additions and accessions thereto and parts therefor, and all Proceeds (as defined under the Uniform Commercial Code as in effect in any relevant jurisdiction, the "Code") constituting replacements and substitutions therefor up to an amount not in excess of the fair market value of such Equipment being substituted or replaced (collectively, the "Equipment"); and

      (b) all funds from time to time on deposit in the Collateral Account;
   all investments of such funds and all certificates and instruments from time to time representing or evidencing such investments; all notes, certificates of deposit, checks and other instruments from time to time hereafter delivered to or otherwise possessed by Collateral Agent for or on behalf of Pledgor in substitution for or in addition to any or all of the Pledged Collateral described above; and all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the items described above;

      (c) all Proceeds of any of the foregoing, and in any event, including, without limitation, any and all (i) proceeds of any insurance (except proceeds of business interruption insurance or payments made to a Person that is not a party to this Agreement), indemnity, warranty or guarantee payable to Collateral Agent or to Pledgor from time to time with respect to any of the Pledged Collateral, (ii) payments (in any form whatsoever) made or due and payable to Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Collateral by any governmental authority (or any person acting under color of a governmental authority),
   (iii) products of the Pledged Collateral and (iv) other amounts from time to time paid or payable under or in connection with any of the Pledged Collateral.

   Notwithstanding the foregoing, the Pledged Collateral shall not include
(i) "Collateral" as defined in the U.S. Revolving Credit Agreement as in effect on the Issue Date and whether or not such U.S. Revolving Credit Agreement remains in effect, (ii) Excluded Assets or (iii) items of personal property hereafter acquired by Mortgagor in accordance with Section 4.12 of the Indenture for so long as such items of personal property are subject to any Capitalized Lease Obligation, Lien or security interest; provided that upon the release of any Capitalized Lease Obligation, Lien or security interest affecting any such item of personal property, such item of personal property shall constitute Pledged Collateral hereunder.

   Section 2. Secured Obligations. This Agreement secures, and the Pledged Collateral is collateral security for, the payment and performance in full when due, whether at stated maturity, by acceleration or otherwise (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the filing of a petition in bankruptcy or the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section 362(a)), of (i) all Obligations of Pledgor now existing or hereafter arising under or in respect of the Indenture and the Notes (including, without limitation, Pledgor's obligations to pay principal of, premium if any, and interest on the Notes), (ii) all Obligations of Pledgor now existing or hereafter arising under or in respect of this Agreement and other Collateral Documents and (iii) all interest, charges, fees, costs, expenses, reimbursements, premiums, indemnities or other payments of any kind or nature which are owed in respect of amounts or instruments referred to in any of clauses (i) and (ii) above (the obligations described in clauses (i) through (iii), collectively, the "Secured Obligations").

   Section 3. No Release. Nothing set forth in this Agreement shall relieve Pledgor from the performance of any term, covenant, condition or agreement on Pledgor's part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any Person under or in respect of any of the Pledged Collateral or shall impose any ob-ligation on Collateral Agent or any Secured Party to perform or observe any such term, covenant, condition or agreement on Pledgor's part to be so performed or observed or shall impose any liability on Collateral Agent or any Secured Party for any act or omission on the part of Pledgor relating thereto or for any breach of any representation or warranty on the part of Pledgor contained in this Agreement, or under or in respect of the Pledged Collateral or made in connection herewith or therewith. The obligations of Pledgor contained in this Section 3 shall survive the termination of this Agreement and the discharge of Pledgor's other obligations under this Agreement.

   Section 4. Supplements; Further Assurances.

   (a) Pledgor agrees that it will execute and, at its sole cost and expense, file and refile, and permit Collateral Agent to file and refile, such financing statements, continuation statements and other documents (including, without limitation, this Agreement), in such offices as Collateral Agent may reasonably request, wherever required or permitted by law in order to perfect and preserve the rights and interests granted to Collateral Agent hereunder.

   (b) Pledgor hereby authorizes Collateral Agent to file financing statements, continuation statements and other documents relative to all or any part thereof, without the signature of Pledgor where permitted by law, and Pledgor agrees to do such further acts and things, and to execute and deliver to Collateral Agent such additional assignments, agreements, powers and instruments, as Collateral Agent may reasonably request to carry into effect the purposes of this Agreement or better to assure and confirm unto Collateral Agent its respective rights, powers and remedies hereunder. Pledgor shall, upon the request of Collateral Agent, and hereby authorizes Collateral Agent to, take any and all such actions as Collateral Agent may reasonably request to perfect and preserve the rights and interests granted to Collateral Agent with respect to the Pledged Collateral wherever located. All of the foregoing shall be at the sole cost and expense of Pledgor.

   Section 5. Representations, Warranties and Covenants. Pledgor represents, warrants and covenants as follows:

    (a) Necessary Filings. All filings, registrations and recordings necessary, appropriate or requested by Collateral Agent to create, preserve, protect and perfect the security interest granted by Pledgor to Collateral Agent hereby in respect of the Pledged Collateral have been accomplished (except to the extent that separate filings are required under motor vehicle lien laws). The security interest granted to Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement in and to the Pledged Collateral constitutes and hereafter will constitute a first priority perfected Lien, pledge and security interest therein, superior and prior to the rights of all other Persons therein and subject to no other Liens.

      (b) No Liens. Pledgor is as of the date hereof, and, as to Pledged Collateral acquired by it from time to time after the date hereof, Pledgor will be, the owner of all Pledged Collateral free from any Lien or other right, title or interest of any Person other than the Lien and security interest granted by Pledgor to Collateral Agent pursuant to this Agreement and Pledgor shall defend the Pledged Collateral against all claims and demands of all Persons at any time claiming any interest therein adverse to Collateral Agent or any Secured Party.

      (c) Other Financing Statements. There is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Pledged Collateral and so long as any of the Secured Obligations remain unpaid, Pledgor shall not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Pledged Collateral, except financing statements filed or to be filed in respect of and covering the security interest granted by Pledgor to Collateral Agent pursuant to this Agreement and the other Collateral Documents.

      (d) Chief Executive Office; Records. The chief executive office of Pledgor is located at 1801 Park 270 Drive, St. Louis, Missouri 63146. Pledgor shall not move its chief executive office, except to such new location as Pledgor may establish in accordance with the last sentence of this Section 5(d). Pledgor shall not establish a new location for its chief executive office nor shall it change its name until (i) it shall have given Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new location or name and providing such other information in connection therewith as Collateral Agent may reasonably request, and (ii) with respect to such new location or name, Pledgor shall have taken all action reasonably necessary to maintain the perfection and proof of the security interest of Collateral Agent for the benefit of the Secured Parties in the Pledged Collateral intended to be granted hereby, in-
    cluding, without limitation, using best efforts to obtain waivers of landlord's or warehouseman's liens with respect to such new location.

       (e) Location of Equipment. All Equipment held on the date hereof by Pledgor is located at one of the locations shown on Schedule A hereto. All Equipment now held or subsequently acquired in substitution or replacement therefor shall be kept at one of the locations shown on Schedule A hereto, or such new location as Pledgor may establish if (i) it shall have given to Collateral Agent at least 30 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as Collateral Agent may reasonably request, and (ii) with respect to such new location, Pledgor shall have taken all action necessary to maintain the perfection and proof of the security interest of Collateral Agent for the benefit of the Secured Parties in the Pledge Collateral intended to be granted hereby, including, without limitation, using best efforts to obtain waivers of landlord's or warehouseman's liens with respect to such new location.

      (f) Authorization, Enforceability. Pledgor has full corporate power, authority and legal right to pledge and grant the security interest in all the Pledged Collateral pursuant to this Agreement, and this Agreement constitutes the legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms.

      (g) No Consents, etc. No consent of any party, other than the lender under the U.S. Revolving Credit Facility (including, without limitation, stockholders or creditors of Pledgor), and no consent, authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person is required either
(x) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor, or (y) for the exercise by Collateral Agent of the rights provided for in this Agreement, or (z) for the exercise by Collateral Agent of the remedies in respect of the Pledged Collateral pursuant to this Agreement.

      (h) Pledged Collateral. All information set forth herein relating to the Pledged Collateral is accurate and complete in all respects.

    Section 6. Provisions Concerning Pledged Collateral.

    (a)  Protection of Collateral Agent's Security.
Pledgor shall not take any action that impairs the rights of Collateral Agent or any Secured Party in the Pledged Collateral. Pledgor shall at all times keep the Equipment insured in favor of Collateral Agent, at Pledgor's own expense, to Collateral Agent's reasonable satisfaction against fire, theft and all other risks to which the Pledged Collateral may be subject, in such amounts and with such deductibles as would be maintained by operators of businesses similar to the business of Pledgor or as Collateral Agent may otherwise require. Pledgor may self-insure in reasonable amounts. Each policy or certificate with respect to such insurance shall be endorsed for the benefit of Collateral Agent (including, without limitation, by naming Collateral Agent as an additional named insured and/or loss payee, as applicable, as Collateral Agent may request) and such policy or certificate shall be delivered to Collateral Agent. Each such policy shall state that it cannot be canceled without 30 days' prior written notice to Collateral Agent. At least 30 days prior to the expiration of any such policy of insurance, Pledgor shall deliver to Collateral Agent an extension or renewal policy or an insurance certificate evidencing renewal or extension of such policy. If Pledgor shall fail to insure such Pledged Collateral or if Pledgor shall fail to so endorse and deposit, or to extend or renew, all such insurance policies or certificates with respect thereto, Collateral Agent shall have the right (but shall be under no obligation) to advance funds to procure or renew or extend such insurance and Pledgor agrees to reimburse Collateral Agent for all costs and expenses thereof, with interest on all such funds from the date advanced at the highest rate then in effect under the Indenture.

    (b) Pledgor acknowledges that any proceeds of insurance in respect of the Pledged Collateral are hereby assigned to Collateral Agent. In case of any loss or damage to any of the Pledged Collateral, all proceeds of insurance maintained by Pledgor shall be paid to Collateral Agent as Trust Moneys pursuant to Article 11 of the Indenture and shall be subject to retention and disbursement by Collateral Agent in accordance with the terms of the Indenture.

    (c) Maintenance of Equipment. Pledgor shall cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and to the extent consistent with current business practice in accordance with any manufacturer's manual, and shall forthwith, or in the case of any loss or damage which (individually or in the aggregate) exceeds $100,000 to any of the Equipment (of which prompt notice shall be given to Collateral Agent) as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable to such end.

    (d) Payment of Taxes; Claims. Pledgor shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Pledged Collateral. Notwithstanding the foregoing, Pledgor may at its own expense contest the amount or applicability of any such taxes, assessments, governmental charges or levies by appropriate legal proceedings; provided, that (i) any such contest shall be conducted in good faith by appropriate proceedings promptly instituted and diligently conducted and (ii) in connection with such contest, Pledgor shall have made provision for the payment of such contested amount on Pledgor's books if and to the extent required by generally accepted accounting principles then used by Pledgor in the preparation of its financial statements or deposited with Collateral Agent a sum sufficient to pay and discharge such obligation and Collateral Agent's estimate of all interest and penalties related thereto.

    (e) Further Actions. Pledgor shall, at its sole cost and expense, make, execute, endorse, acknowledge, file and/or deliver to Collateral Agent from time to time such lists, descriptions and designations of the Pledged Collateral, copies of warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Pledged Collateral and other property or rights covered by the security interest hereby granted, which is appropriate or advisable to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral and to perfect, preserve or protect the security interest in the Pledged Collateral created by this Agreement.

    (f) Financing Statements. Pledgor shall sign and deliver to collateral Agent such financing and continuation statements, in form acceptable to Collateral Agent, as may from time to time be required to continue and maintain a valid, enforceable, security interest in the Pledged Collateral having the priority provided herein and the other rights, as against third parties, provided hereby, all in accordance with the Code or any other relevant law. Pledgor shall pay any applicable filing fees and other expenses related to the filing of such financing and continuation statements. Pledgor authorizes Collateral

Agent to file any such financing or continuation statements without the signature of Pledgor where permitted by law.

   Section 7. Transfers and Other Liens. Except in accordance with the Indenture, Pledgor shall not (i) sell, convey, assign or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral or (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral other than the Lien and security interest granted to Collateral Agent under this Agreement.

   Section 8. Reasonable Care. Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which Collateral Agent, in its individual capacity, accords its own property, it being understood that Collateral Agent shall not have responsibility for taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral.

   Section 9. Remedies Upon Default; Obtaining the Pledged Collateral Upon Event of Default. (a) If an Event of Default shall have occurred and be continuing, then and in every such case, Collateral Agent shall, in accordance with the terms of and at the times specified in the Indenture:

      (i) Personally, or by agents or attorneys, immediately take possession of the Pledged Collateral or any part thereof, from Pledgor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon Pledgor's premises where any of the Pledged Collateral is located and remove such Pledged Collateral and use in connection with such removal any and all services, supplies, aids and other facilities of Pledgor.

      (ii) Sell, assign or otherwise liquidate, or direct Pledgor to sell, assign or otherwise liquidate, any or all investments made in whole or in part with the Pledged Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment or liquidation.

      (iii) Take possession of the Pledged Collateral or any part thereof, by directing Pledgor in writing to deliver the same to Collateral Agent at any place or places designated by Collateral Agent and reasonably convenient to Pledgor and Collateral Agent, in which event Pledgor shall at its own expense: (a) forthwith cause the same to be moved to the place or places so designated by Collateral Agent and there to be delivered to Collateral Agent; (b) store and keep any Pledged Collateral so delivered to Collateral Agent at such place or places pending further action by Collateral Agent; and (c) while the Pledged Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition. Pledgor's obligation to deliver the Pledged Collateral is of the essence of this Agreement. Upon application to a court of equity having jurisdiction, Collateral Agent shall be entitled to a decree requiring specific performance by Pledgor of such obligation.

   (b)  Remedies; Disposition of the Pledged Collateral.

      (i) during the continuance of an Event of Default, Collateral Agent may, in accordance with the terms of and at the times specified in the Indenture, from time to time exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the Code at the time of an event of default, and Collateral Agent may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Collateral Agent may deem commercially reasonable.

      (ii) the Collateral Agent, any Secured Party or any of their respective Affiliates may be the purchaser of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at such sale, to use and apply any of the Secured Obligations owed to such Person as a credit on account of the purchase price of any Pledged Collateral payable by such Person at such sale. Each purchaser at any such sale shall acquire the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay or appraisal hereafter enacted. Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor hereby waives, to the fullest extent permitted by law, any claims against Collateral Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Collateral Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

       (iii) Pledgor agrees that, to the extent notice of sale shall be required by law, 10 days' notice from Collateral Agent of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters. No notification need be given to Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition. In addition to the rights and remedies provided in this Agreement, the Indenture and the other Collateral Documents, Collateral Agent shall have all the rights and remedies of a secured party under the Code.

    (c) Waiver of Notice and Claims. Except as otherwise provided herein, Pledgor hereby waives, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with Collateral Agent's taking possession or Collateral Agent's disposition of any of the Pledged Collateral, including, without limitation, any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which Pledgor would otherwise have under law, and Pledgor hereby further waives, to the fullest extent permitted by applicable law: (i) all damages occasioned by such taking of possession; (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of Collateral Agent's rights hereunder; and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law. Any sale of, or the grant of options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against Pledgor and against any and all Persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, from, through or under Pledgor.

    (d) Certain Sales of Pledged Collateral. Pledgor recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any Governmental Authority, Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such Governmental Authority. Pledgor acknowledges that any such sales may be at prices and on terms less favorable to Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner.

    (e) Exercise of Remedies. Notwithstanding any other provision of this Agreement to the contrary, Collateral Agent shall exercise, or shall refrain from exercising, any remedy provided for in this Section 9 in accordance with the terms of and at the times specified in the Indenture.

    (f) Unsatisfied Obligations. Notwithstanding any other provision of this Agreement to the contrary, if, after giving effect to any sale, transfer or other disposition of any or all of the Pledged Collateral pursuant hereto and after the application of the proceeds hereunder to the Secured Obligations, if any Secured Obligations remain unpaid or unsatisfied, Pledgor shall remain liable for the unpaid and unsatisfied amount of such Secured Obligations.

    Section 10. Application of Proceeds. The proceeds received by Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by Collateral Agent of its remedies as a secured creditor as provided in Section 9 hereof shall be applied, together with any other sums then held by Collateral Agent pursuant to this Agreement, promptly by Collateral Agent in accordance with the terms of the Indenture and the Intercreditor Agreement.

    Section 11. Expenses. Pledgor will upon demand pay, without limitation, to Collateral Agent the amount of any and all reasonable expenses, including the fees and expenses of its counsel and the allocated costs of Collateral Agent's internal counsel and the fees and expenses of any experts and agents which Collateral Agent may incur in connection with (i) the collection of the Secured Obligations, (ii) the enforcement and administration of this Agreement, (iii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iv) the exercise or enforcement of any of the rights of Collateral Agent or any Secured Party hereunder or (v) the failure by Pledgor to perform or observe any of the provisions hereof. All amounts payable by Pledgor under this Section 11 shall be due upon demand and shall be part of the Secured Obligations. Pledgor's obligations under this Section 11 shall survive the termination of this Agreement and the discharge of Pledgor's other obligations hereunder.

   Section 12. No Waiver; Cumulative Remedies.

   (a) No failure on the part of Collateral Agent to exercise, no course of dealing with respect to, and no delay on the part of Collateral Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the excise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

   (b) In the event Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to Collateral Agent, then and in every such case, Pledgor, Collateral Agent and each holder of any of the Secured Obligations shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies and powers of Collateral Agent and the Secured Parties shall continue as if no such proceeding had been instituted.

   Section 13. Collateral Agent. Collateral Agent has been appointed as collateral agent pursuant to the Indenture. The actions of Collateral Agent hereunder are subject to the provisions of the Indenture. Collateral Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including, without limitation, the release or substitution of Pledged Collateral), in accordance with the Indenture. Collateral Agent may resign and a successor Collateral Agent may be appointed in the manner provided in the Indenture. Upon the acceptance of any appointment as Collateral Agent by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Agreement, and the retiring Collateral Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Collateral Agent's resignation, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Collateral Agent.

    Section 14. Collateral Agent May Perform; Collateral Agent Appointed Attorney-in-Fact. If Pledgor shall fail to do any act or thing that it has covenanted to do hereunder or if any warranty on the part of Pledgor contained herein shall be breached, Collateral Agent or any Secured Party may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose. Any and all amounts so expended by Collateral Agent or such Secured party shall be paid by Pledgor promptly upon demand therefor, with interest at the highest rate then in effect under the Indenture during the period from the including the date on which such funds were so expended to the date of repayment. Pledgor's obligations under this Section 14 shall survive the termination of this Agreement and the discharge of Pledgor's other obligations under this Agreement. Pledgor hereby appoints Collateral Agent its attorney-in-fact with an interest, with full authority in the place and stead of Pledgor and in the name of Pledgor, or otherwise, from time to time in Collateral Agent's discretion to take any action and to execute any instrument consistent with the terms of this Agreement which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term of this Agreement. Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

    Section 15. Indemnity.

    (a) Indemnity. Pledgor agrees to indemnify, pay and hold harmless Collateral Agent and the officers, directors, employees, agents and affiliates of Collateral Agent (collectively called the "Indemnitees") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs (including, without limitation, settlement costs), expenses or disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto), which may be imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising our of this Agreement, the Indenture or the Notes (including, without limitations, any misrepresentation by Pledgor in this Agreement, the Indenture or the Notes) (the "indemnified liabilities"); provided that pledgor shall have no obligation to an Indemnitee hereunder with respect to indemnified liabilities if it has been determined by a final decision (after all appeals and the expiration of time to appeal) by a court of competent jurisdiction that such indemnified liability arose from the negligence or bad faith of that Indemnitee. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Pledgor shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all indemnified liabilities incurred by the Indemnitees or any of them.
Collateral Agent shall give Pledgor prompt notice of the assertion of any alleged indemnified liabilities and allow Pledgor to assist in defending same.

    The Collateral Agent shall also have all the rights, benefits, immunities and indemnities as described in the last paragraph of Section 7.07 of the Indenture.

    (b) Survival. The obligations of Pledgor contained in this section 15 shall survive the termination of this Agreement and the discharge of Pledgor's other obligations under this agreement.

    (c) Reimbursement. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Secured Obligations secured by the Pledged Collateral.

    Section 16. Modification in Writing. No amendment, modification, supplement, termination or waiver of or to any provision of this Agreement, nor consent to any departure by Pledgor therefrom, shall be effective unless the same shall be done in accordance with the terms of the Indenture and unless the same shall be in writing and signed by Collateral Agent. Any amendment, modification or supplement of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by Pledgor from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on Pledgor in any case shall entitle Pledgor to any other or further notice or demand in similar or other circumstances.

    Section 17. Termination; Release. (a) Except as otherwise provided in Sections 3, 11, 12(b) and 15, this Agreement shall terminate upon compliance by Pledgor with all of the conditions precedent set forth in Article 8 of the Indenture for satisfaction and discharge of the Indenture. Upon termination of this Agreement or any release of Pledged Collateral in accordance with the provisions of the Indenture, Collateral Agent shall, upon the request and at the sole cost and expense of Pledgor, forthwith assign, transfer and deliver to Pledgor, against receipt and without recourse to or warranty by Collateral Agent, such of the Pledged Collateral to be released (in the case of a release) as may be in possession of Collateral Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, on the order of and at the sole cost and expense of Pledgor, and proper instruments (including Uniform Commercial Code termination statements on Form UCC-3) acknowledging the termination of this Agreement or the release of such Pledged Collateral, as the case may be.

    (b) In the event that any Asset Sale made by a Pledgor in accordance with Section 4.16 of the Indenture involves the sale of an asset which constitutes Pledged Collateral, Pledgor shall deliver all Net Cash Proceeds received in respect of such item of Pledged Collateral to Collateral Agent to be held by Collateral Agent as Trust Moneys pursuant to the Indenture until such time as such Net Cash Proceeds are applied to an Asset Sale Offer or invested in a Related Business Investment in accordance with Article 11 of the Indenture.`

    Section 18. Notices. Unless otherwise provided herein, any notice or other communication herein required or permitted to be given shall be given in the manner set forth in the Indenture, if to Pledgor, addressed to it at the address set forth in the Indenture, if to Collateral Agent, addressed to it at the address set forth on the signature page of this Agreement, or as to any any party at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 18. All such notices and other communications shall be deemed to have been given when delivered in person, or received by telecopy or telex; or 1 Business Day after delivery to the office of an overnight courier service; or 4 Business Days after deposit in the United States mail, registered or certified, with postage prepaid and properly addressed; provided that notices to Collateral Agent shall not be effective until received by Collateral Agent.

    Section 19. Continuing Security Interest; Assignment. This Agreement shall create continuing security interests in the Pledged Collateral and shall (i) be binding upon Pledgor, its successors and assigns, and (ii) inure, together with the rights and remedies of Collateral Agent hereunder, to the benefit of Collateral Agent and the other Secured Parties and each of their respective successors, transferees and assigns;

no other Persons (including, without limitation, any other creditor of Pledgor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Secured Party may assign or otherwise transfer any Note held by it secured by this Agreement to any other Person, an such other Person shall thereupon become vested with all the benefits in respect thereof granted to such person, herein or otherwise, subject, however, to the provisions of the Indenture.

    Section 20. GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER,
OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PROPERTY ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

    Section 21. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST PLEDGOR WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COUNTY OF NEW YORK. IN THE STATE OF NEW YORK AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY AN JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. PLEDGOR HEREBY IRREVOCABLY WAIVES TRIAL BY JURY, AND PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. A COPY OF ANY PROCESS SERVED ON PLEDGOR SHALL BE MAILED BY REGISTERED MAIL TO PLEDGOR AT
ITS ADDRESS PROVIDED FOR IN SECTION 18 HEREOF EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT
THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY PLEDGOR REFUSES TO RECEIVE AND FORWARD SUCH SERVICE, PLEDGOR HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT
THE RIGHT OF COLLATERAL AGENT TO BRING PROCEEDINGS AGAINST PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION.

    Section 22. Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

    Section 23. Execution in Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

    Section 24. Headings. The Section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

    Section 25. Obligations Absolute. All obligations of Pledgor hereunder shall be absolute and unconditional irrespective of:

       (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of Pledgor;

       (ii) any lack of validity or enforceability of the Indenture or the Notes or any other agreement or instrument relating thereto;

       (iii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture or the Notes or any other agreement or instrument relating thereto;

       (iv) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;

       (v) any exercise or non-exercise, or any waiver of any right, remedy, power or privilege under or in respect of this Agreement, Indenture or the Notes except as specifically set forth in a waiver granted pursuant to the provisions of Section 16 hereof; or

       (vi) any other circumstances which might otherwise constitute a defense available to, or a discharge of, Pledgor.

    Section 26. Collateral Agent's Right to Sever Indebtedness.


    (a) Pledgor acknowledges that (i) the Pledgor Collateral does not constitute the sole source of security for the payment and performance of the Secured Obligations and that the Secured Obligations are also secured by other types of property of Pledgor and its Affiliates (all such property, collectively, the "Collateral"), (ii) the number of jurisdictions and the nature of the transaction of which this instrument is a part are such that it would have been impracticable for the parties to allocate to each item of Collateral a specific loan amount and to execute in respect of such item a separate indenture and (iii) Pledgor intends that Collateral Agent have the same rights with respect to the Pledged Collateral, in any judicial proceeding relating to the exercise of any right or remedy hereunder or otherwise, that Collateral Agent would have had if each item of collateral had been pledged or encumbered pursuant to a separate indenture and security agreement. In furtherance of such intent, Pledgor agrees to the greatest extent permitted by law that Collateral Agent may at any time by notice (an "Allocation Notice") to Pledgor allocate a portion of the Secured Obligations (the "Allocated Indebtedness") to the Pledged Collateral and sever from the remaining Secured Obligations the Allocated Indebtedness. From and after the giving of an Allocation Notice with respect to the Pledged Collateral, the Secured Obligations hereunder shall be limited to the extent set forth in the Allocation Notice and (as so limited) shall, for all purposes, be construed as a separate credit obligation of Pledgor unrelated to the other transactions contemplated by the Indenture. To the extent that the proceeds of any judicial proceeding relating to the exercise of any right or remedy hereunder of the Pledged Collateral shall exceed the Allocated Indebtedness, such proceeds shall belong to Pledgor and shall not be available hereunder to satisfy any Secured Obligations of Pledgor other than the Allocated Indebtedness. In any action or proceeding to exercise any right or remedy under this Agreement which is commenced after the giving by Collateral Agent of an Allocation Notice, the Allocation Notice shall be conclusive proof of the limits of the Secured Obligations hereby secured, and Pledgor may introduce, by way of defense or counterclaim, evidence thereof in any such action or proceeding. Nothwithstanding any provision of this Section 26, the proceeds received by Collateral Agent pursuant to this Agreement shall be applied by Collateral Agent in accordance with the provisions of Section 10 hereof.

    (b) Pledgor hereby waives to the greatest extent permitted under law the right to a discharge of any of the Secured Obligations under any statute or rule of law now or hereafter in effect which provides that the exercise of any particular right or remedy as provided for herein (by judicial proceedings or otherwise) constitutes the exclusive means for satisfaction of the Secured Obligations or which makes unavailable any further judgment or any other right or remedy provided for herein because Collateral Agent elected to proceed with the exercise of such initial right or remedy or because of any failure by Collateral Agent to comply with laws that prescribe conditions to the entitlement to such subsequent judgment or the availability of such subsequent right or remedy. In the event that, notwithstanding the foregoing waiver, any court shall for any reason hold that such subsequent judgment or action is not available to Collateral Agent, Pledgor shall not (i) introduce in any other jurisdiction any judgment so holding as a defense to enforcement against Pledgor of any remedy in the Indenture or in any agreement executed in connection with the Indenture or (ii) seek to have such judgment recognized or entered in any other jurisdiction, and any such judgment shall in all events be limited in application only to the state or jurisdiction where rendered and only with respect to the Collateral referred to in such judgment.

   (c) In the event any instrument in addition to the Allocation Notice is necessary to effectuate the provisions of this Section 26, including, without limitation, any amendment to this Agreement, any substitute promissory note or affidavit or certificate of any kind, Collateral Agent may execute and deliver such instrument as the attorney-in-fact of Pledgor.

   (d) Notwithstanding anything set forth herein to the contrary, the provisions of this Section 26 shall be effective only to the maximum extent permitted by law.

     IN WITNESS WHEREOF, Pledgor has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first above written.


                                       THE DOE RUN RESOURCES CORPORATION,
                                         as Pledgor



                                       By         /s/ Marvin K. Kaiser
                                          ------------------------------------
                                          Name:  Marvin K. Kaiser
                                          Title: Vice President and
                                                  Chief Financial Officer




                                       STATE STREET BANK AND TRUST COMPANY,
                                         as Collateral Agent



                                       By       /s/ Robert L. Reynolds
                                          ------------------------------------
                                          Name:  Robert L. Reynolds
                                          Title: Vice President

                                  Schedule A

                            LOCATION OF EQUIPMENT*


                            [to be completed by drr]

















-------------------
* Please confirm Ohio address where pledged Equipment is located.